                                                                      Exhibit 23

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-73650) of H.B. Fuller Company of our report dated June 20, 2003, relating to the financial statements of the H.B. Fuller Company Thrift Plan, which appears in this Form 11-K.


By: /s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 27, 2003